UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 8, 2013

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH  45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events

On December 9, 2010, the Board of Directors of The Kroger Co. (the “Registrant”) authorized the registration and sale of up to $2,000,000,000 of securities.  On December 15, 2010, the Registrant filed a registration statement on Form S-3 with the Securities and Exchange Commission (File No. 333-171183) (the “Registration Statement”) and subsequently issued securities in the aggregate amount of $1,300,000,000.  On January 18, 2013, the Board of Directors of the Registrant authorized the registration and sale of an additional $1,800,000,000, permitting the Company to issue up to $2,500,000,000 in securities.  On July 8, 2013, the Board of Directors of the Registrant authorized the registration and sale of an additional $1,500,000,000, permitting the Company to issue up to $4,000,000,000 in securities. This increase in authority is in anticipation of the funding of the proposed Harris Teeter Supermarkets, Inc. merger transaction previously disclosed by the Registrant. Accordingly, the Registrant is filing this Current Report for the purpose of incorporating by reference additional exhibits to the Registration Statement.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report.

5.3          Opinion of Paul Heldman, Esq., including his consent

23.4        Consent of Paul Heldman, Esq., included in Exhibit 5.3

24.3        Resolutions of Board of Directors of Registrant, adopted July 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

July 11, 2013	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
5.3	Opinion of Paul Heldman, Esq., including his consent

23.4	Consent of Paul Heldman, Esq., included in Exhibit 5.3

24.3	Resolution of Board of Directors of Registrant, adopted July 8, 2013